 EXHIBIT 2

HORIZON ENERGY DEVELOPMENT, INC.
INCOME STATEMENT
(Unaudited)

                                                  Three Months Ended
                                                  December 31, 2002
                                                -----------------------

Operating Revenue:
  Operating Revenue                                        $37,790,127
                                                -----------------------

Operating Expenses:
  Fuel Used in Heat and Electric Generation                 19,027,522
  Operation and Maintenance Expenses                         7,676,652
  Property, Franchise & Other Taxes                            638,414
  Depreciation, Depletion & Amortization                     3,311,895
                                                -----------------------
Operating Expenses                                          30,654,483
                                                -----------------------
Operating Income                                             7,135,644
                                                -----------------------

Other Income                                                   237,186
                                                -----------------------

Interest Charges                                             1,996,502
                                                -----------------------

Income Before Income Taxes                                   5,376,328
                                                -----------------------

Income Taxes - Current                                        (173,141)
Income Taxes - Deferred                                      1,839,660
                                                -----------------------
                                                             1,666,519
                                                -----------------------

Minority Interest in Foreign Subsidiaries                     (938,740)
                                                -----------------------

Net Income                                                  $2,771,069
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